                                CASH TRANSACTIONS



10-874150                              CABCO TR FOR TEXACO
                                       CAP 94-1

4/1/96                                 Receipt of Interest on
                                       Texaco Debs 8.625% 4/1/32                           $2,277,000

4/1/96                                 Funds Disbursed to
                                       Holders of CABCO
                                       Trust Certificates                                  $2,277,000

10/1/96                                Receipt of Interest on
                                       Texaco Debs 8.625% 4/1/32                           $2,277,000

10/1/96                                Funds Disbursed to
                                       Holders of CABCO
                                       Trust Certificates                                  $2,277,000

                                CASH TRANSACTIONS

10-874150                              CABCO TR FOR TEXACO
                                       CAP 94-1

4/1/97                                 Receipt of Interest on
                                       Texaco Debs 8.625% 4/1/32                           $2,277,000

4/1/97                                 Funds Disbursed to
                                       Holders of CABCO
                                       Trust Certificates                                  $2,277,000